POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles W. Newhall III, Louis S. Citron,
Eugene A. Trainor III and Shawn Conway, and each of them, with full power to act without the others, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, this Power of Attorney has been signed as of the ___ day of March, 2007.

/s/ Forest Baskett
________________________
Forest Baskett

/s/ M. James Barrett
________________________
M. James Barrett

Peter J. Barris

/s/ Ryan D. Drant
________________________
Ryan D. Drant

Paul Hsiao

Vladimir Jacimovic

Patrick J. Kerins

Suzanne King

/s/ Krishna Kittu Kolluri
________________________
Krishna Kolluri

C. Richard Kramlich

/s/ Charles M. Linehan
________________________
Charles M. Linehan

Peter T. Morris

John M. Nehra

Charles W. Newhall III

Mark W. Perry

Michael Raab

/s/ Scott D. Sandell
________________________
Scott D. Sandell

/s/ Eugene A. Trainor III
________________________
Eugene A. Trainor III

Sigrid Van Bladel

Ravi Viswanathan

Harry Weller